EXHIBIT 99.1
PRESS RELEASE
Harris Stratex Networks Reports Financial Results
New Company Was Formed January 26, 2007 and Now Trades on the NASDAQ
Research Triangle Park, NC, – January 30, 2007 – Harris Stratex Networks, Inc. (NASDAQ: HSTX), the leading independent supplier of turnkey wireless network solutions, today reported financial results for Stratex Networks, Inc. and for the Microwave Communications Division of Harris Corporation (“MCD”) for the December 2006 quarter. The merger between MCD and Stratex Networks closed January 26, 2007.
     The company has also provided pro-forma results for the first half of fiscal 2007 on a combined basis. The fiscal year for Harris Stratex Networks will end in June.
     Total revenues for the quarter for Stratex Networks increased 27 percent to $70.7 million compared with $55.5 million for the same period a year ago. For MCD total revenues for the quarter increased 14 percent to $101.2 million compared with $88.7 million for the same period last year.
     Net income in the December quarter of 2006 for Stratex, as reported in accordance with U.S. generally accepted accounting principles (GAAP), was $3.8 million or earnings of $0.04 per diluted share. This compares with net income of $813,000 or earnings per share of $0.01 in the year ago period. GAAP net income for MCD in the December quarter was $5.8 million, compared with a net loss of $37.4 million in the year ago period.
Non-GAAP Financial Results
     On a non-GAAP basis, Stratex Networks reported net income of $7.8 million in the December quarter, or earnings of $0.08 per diluted share. This compares with non-GAAP net income of $1.1 million or earnings of $0.01 per diluted share in the year ago period. Non-GAAP net income for the December 2006 quarter excludes the impact of non-cash stock-based compensation expense of $2.3 million related to Financial Accounting Standard No. 123 (R) and the company’s restricted stock plan, and $1.7 million in merger-related expense.
     On a non-GAAP basis, MCD reported net income of $9.6 million in the December quarter. This compares with non-GAAP net income of $5.9 million in the year ago period. Non-GAAP net income for the December 2006 quarter excludes the impact of non-cash stock compensation expense of $321,000 related to Financial Accounting Standard No. 123 (R) and the company’s restricted stock plan, $1.7 million in merger-related expense, and $1.8 million of corporate allocation expenses from Harris Corporation.
     A full reconciliation of GAAP net income (loss) to non-GAAP net income (loss) is provided in the accompanying financial tables.
     “MCD turned in a strong quarter driven by year-over-year revenue gains in North America,” said Guy Campbell, president and chief executive officer of Harris Stratex Networks. “This was the eighth consecutive quarter of orders greater than sales for MCD, which provides us with strong momentum going into the merger.”
     “Stratex Networks continued to make strong revenue gains in December, exceeding the guidance previously provided,” said Tom Waechter, chief operating officer of Harris Stratex Networks. “This is the fifth consecutive quarter of profitability reflecting the significant progress we are making in many areas of the company to increase sales, manage costs and improve efficiencies.”
Outlook and Guidance for Harris Stratex Networks
     The following forecasts are based on current expectations. These statements are forward-looking, and actual results may differ materially. Please see the Safe Harbor Statement in this release for a description of certain important risk factors that could cause actual results to differ, and refer to the company’s reports on file with the Securities and Exchange Commission (SEC) for a more complete description of the risks.

     For ease of comparison, pro forma combined revenue for the first six months of fiscal year 2007 was $332.8 million, increasing 17 percent over the prior-year first half. North America revenue grew 9 percent, while international revenue grew 21 percent, compared to the prior year first half. Non-GAAP pro-forma net income for the first six months of fiscal 2007 was $29.9 million, or 9.0 percent return on sales, compared to $13.4 million, or 4.7 percent return on sales in the prior-year.
Second Half Fiscal Year 2007 on a Non-GAAP Consolidated Basis (ending June 29, 2007)
•	Revenue is expected to range between $340 million and $350 million

•	On a non-GAAP basis, the company expects to report net income of $25 million to $28 million, or $0.43 to $0.47 per share. To reconcile second half GAAP net income to non-GAAP net income, the company expects to exclude (net of tax):
•	$15 million to $16 million of charges related principally to separation and restructuring activities undertaken in connection with the merger

•	$2 million to $3 million of stock based compensation expense

•	$26 million of purchase accounting adjustments in connection with the merger
     “The combination of these two businesses is being built on the recent successes and financial momentum of both companies, and will be further driven by the greater scale and industry leadership that this combination creates,” said Campbell. “With the completion of the merger, we have begun implementing our integration plans to capture the estimated $35 million in expected annual savings from supply chain and operating expense reductions by June 2008. The creation of Harris Stratex Networks is a game-changing strategy, and I think this new company has the potential to reshape the industry for wireless transmission network solutions.”
Non-GAAP Measures and Comparative Financial Information
Harris Stratex Networks, Inc. and the Microwave Communications Division of Harris Corporation report information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The GAAP information presented in this press release consists of the results of operations and financial position of the Microwave Communications Division of Harris Corporation and Stratex Networks, Inc. as stand-alone entities for the quarter and two quarters ended December 2006 and as of the close of their respective quarterly periods. On January 26, 2007, the Microwave Communications Division of Harris Corporation and Stratex Networks, Inc. merged into Harris Stratex Networks, Inc. and became one reporting entity. Accordingly, management of Harris Stratex Networks will monitor revenues, cost of product sales and services, engineering, general and administrative expenses, operating income or loss, income or loss from operations, tax expense or benefit, net income or loss, and net income per diluted share for the new combined entity for planning and forecasting results in future periods, and may use these measures for some management compensation purposes. As such, historical non-GAAP combined information has been included in this press release for comparative purposes. These measures exclude certain costs and expenses as discussed herein. As a result, management is presenting these non-GAAP measures in addition to results reported in accordance with GAAP to better communicate underlying operational and financial performance in each period. Management believes these non-GAAP measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any given period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Harris Stratex Networks’ business and to better understand our performance.
Harris Stratex Networks management does not, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Harris Stratex Networks presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate the Company’s financial performance. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP are included in the tables below.
Conference Call

Harris Stratex Networks will host a conference call to discuss the company’s financial results at 5:30 p.m. Eastern Time on Tuesday, January 30, 2007. Those wishing to join the call should dial 303-262-2138, (no pass code required) at approximately 5:20 p.m. A replay of the call will be available starting one hour after the call’s completion until February 6, 2007. To access the replay, dial 303-590-3000 (pass code: 11082112 #). An archived webcast of the conference call will also be available via the company’s Web site at www.HarrisStratex.com/investors/conference-call.
About Harris Stratex Networks
Harris Stratex Networks is the world’s leading independent supplier of turnkey wireless network solutions. The company offers reliable, flexible and scalable wireless network solutions, backed by comprehensive professional services and support. Harris Stratex Networks serves all global markets, including mobile network operators, public safety agencies, private network operators, utility and transportation companies, government agencies and broadcasters. Customers in more than 135 countries depend on Harris Stratex Networks to build, expand and upgrade their voice, data and video solutions. Harris Stratex Networks is recognized around the world for innovative, best-in-class wireless networking solutions and services. For more information, visit www.HarrisStratex.com.
Safe Harbor Statement
The information contained in this document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act. All statements, trend analyses and other information contained herein about the markets for the services and products of Harris Stratex Networks and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including “anticipate”, “believe”, “plan”, “estimate”, “expect”, “goal” and “intend”, or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Harris Stratex Networks. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the failure to obtain and retain expected synergies from the transactions contemplated by the combination agreement; rates of success in executing, managing and integrating key acquisitions and transactions, including the integration of the operations, personnel and businesses of the Stratex Networks, Inc. with those of the former Microwave Communications Division of Harris Corporation; the ability to achieve business plans for Harris Stratex Networks; the ability to manage and maintain key customer relationships; the ability to fund debt service obligations through operating cash flow; the ability to obtain additional financing in the future and react to competitive and technological changes; the ability to comply with restrictive covenants in Harris Stratex Networks’ indebtedness; the ability to compete with a range of other providers of microwave communications products and services; the effect of technological changes on Harris Stratex Networks’ businesses; the functionality or market acceptance of new products that Harris Stratex Networks may introduce; the extent to which Harris Stratex Networks’ future earnings will be sufficient to cover its fixed charges; Harris Stratex Networks will be subject to intense competition; the failure of Harris Stratex Networks to protect its intellectual property rights; currency and interest rate risks; the impact of political, economic and geographic risks on international sales; the ability to retain the principal sources of revenue of Stratex Networks, Inc. and Harris Corporation’s Microwave Communications Division; and future changes in prices for Harris Stratex Networks’ products and services.
For more information regarding the risks and uncertainties of the microwave communications business as well as risks relating to the combination of Harris Corporation’s Microwave Communications Division and Stratex, see “Risk Factors” in the proxy statement/ prospectus included in the Company’s registration statement on Form S-4, as amended, as well as other reports filed by Harris Stratex Networks with the U.S. Securities and Exchange Commission from time to time. Harris Stratex Networks undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.
#     #     #

Investor Contact:	Media Contact:
Mary McGowan	Kami Spangenberg
Summit IR Group Inc.	Harris Stratex Networks, Inc.
(408) 404-5401	(919) 767-5238
Mary@summitirgroup.com	Kami.Spangenberg@HSTX.com

Table 1
HARRIS STRATEX NETWORKS, INC.
Consisting of
The Microwave Communications Division of Harris Corporation
FY’07 Second Quarter Summary
CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	Quarter Ended		Two Quarters Ended
	December 29,	December 30,	December 29,	December 30,
	2006	2005	2006	2005
		(In millions)
Revenue from product sales and services	$101.2	$88.7	$194.8	$173.4

Cost of product sales and services	(66.4)	(94.9)	(129.2)	(152.8)

Gross margin (deficit)	34.8	(6.2)	65.6	20.6
Engineering, selling and administrative expenses	(26.8)	(23.8)	(50.7)	(43.0)
Corporate allocations expense	(1.8)	(1.7)	(3.4)	(3.2)

Operating income (loss)	6.2	(31.7)	11.5	(25.6)
Interest income	0.2	0.5	0.3	0.6
Interest expense	(0.3)	(0.2)	(0.5)	(0.4)

Income (loss) before income taxes	6.1	(31.4)	11.3	(25.4)
Income taxes	(0.3)	(6.0)	(0.7)	(6.3)

Net income (loss)	$5.8	$(37.4)	$10.6	$(31.7)

Table 2
STRATEX NETWORKS, INC.
FY’07 Second Quarter Summary

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

	Quarter Ended		Two Quarters Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(In millions, except for per share data)
Revenue from product sales and services	$70.7	$55.5	$138.0	$112.1

Cost of product sales and services	(47.5)	(39.3)	(94.0)	(80.7)

Gross margin	23.2	16.2	44.0	31.4
Engineering, selling and administrative expenses	(19.0)	(14.1)	(37.9)	(30.0)

Operating income	4.2	2.1	6.1	1.4
Interest income	1.0	0.3	1.7	0.5
Interest expense	(0.6)	(0.5)	(1.2)	(1.2)
Other expense, net	(0.5)	(0.5)	(0.9)	(1.0)

Income (loss)before income taxes	4.1	1.4	5.7	(0.3)
Income taxes	(0.3)	(0.6)	(0.3)	(1.1)

Net income (loss)	$3.8	$0.8	$5.4	$(1.4)

Net income (loss) per common share
Basic	$.04	$.01	$0.06	$(0.01)
Diluted	$.04	$.01	$0.05	$(0.01)

Basic weighted average shares outstanding	98.1	95.9	97.9	95.5
Diluted weighted average shares outstanding	101.3	97.9	100.7	95.5

Table 3
HARRIS STRATEX NETWORKS, INC.
Consisting of
The Microwave Communications Division of Harris Corporation
FY’07 Second Quarter Summary
CONDENSED COMBINED BALANCE SHEET
(Unaudited)

	December 29,	June 30,
	2006	2006 (1)
	(In millions)
Assets
Cash and cash equivalents	$12.2	$13.8
Receivables	105.7	123.9
Inventories and unbilled costs	121.1	97.4
Plant and equipment	48.9	51.8
Goodwill	29.2	28.3
Identifiable intangible assets	5.5	6.4
Non-current deferred taxes	9.6	9.6
Other assets	25.6	21.4

	$357.8	$352.6

Liabilities and Shareholder’s Equity
Short-term debt	$0.1	$0.2
Accounts payable	46.5	42.1
Other accrued liabilities	43.2	45.7
Due to Harris Corporation	0.3	12.6
Shareholder’s equity	267.7	252.0

	$357.8	$352.6

(1)	Derived from audited financial statements.

Table 4
STRATEX NETWORKS, INC.
FY’07 Second Quarter Summary
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

	December 31,	June 30,
	2006	2006
	(In millions)
Assets
Cash and cash equivalents and short-term investments	$57.1	$61.3
Receivables	52.7	40.2
Inventories and unbilled costs	33.8	46.5
Other current assets	15.0	12.3
Plant and equipment	24.0	23.3
Other assets	0.6	0.8

	$183.2	$184.4

Liabilities and Stockholders’ Equity
Short-term debt	$11.3	$11.3
Accounts payable	37.0	41.2
Other accrued liabilities	28.2	30.4
Long-term debt	13.9	19.5
Restructuring and other long-term liabilities	12.3	13.9
Stockholders’ equity	80.5	68.1

	$183.2	$184.4

HARRIS STRATEX NETWORKS, INC.
Consisting of
The Microwave Communications Division of Harris Corporation and
Stratex Networks, Inc.
FY’07 Second Quarter Summary
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE
To supplement our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we provide additional measures of revenue, gross margin, operating income (loss), non-operating income (loss); cost of product sales and services; engineering, selling and administrative expenses; income before income taxes; income taxes; net income, and net income per diluted share adjusted to exclude certain costs, expenses, gains and losses. Management of Harris Stratex Networks, Inc. (the “Company” or “Harris Stratex”) believes that these non-GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Harris Stratex’ business and to better understand our performance. In addition, the Company may utilize non-GAAP financial measures as a guide in its budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 5
HARRIS STRATEX NETWORKS, INC.
Consisting of
The Microwave Communications Division of Harris Corporation
FY’07 Second Quarter Summary
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Condensed Combined Statement Of Operations
(Unaudited)

	Quarter Ended			Quarter Ended
	December 29, 2006			December 30, 2005
	As Reported	Adjustment	Non-GAAP	As Reported	Adjustment	Non-GAAP
	(In millions)
Revenue from product sales and services	$101.2	$—	$101.2	$88.7	$—	$88.7
Cost of product sales and services (A)	(66.4)	—	(66.4)	(94.9)	34.9	(60.0)

Gross margin (deficit)	34.8	—	34.8	(6.2)	34.9	28.7
Engineering, selling and administrative expenses (B)	(26.8)	2.0	(24.8)	(23.8)	1.0	(22.8)
Corporate allocations expense (C)	(1.8)	1.8	—	(1.7)	1.7	—

Operating income (loss)	6.2	3.8	10.0	(31.7)	37.6	5.9
Interest income	0.2	—	0.2	0.5	—	0.5
Interest expense	(0.3)	—	(0.3)	(0.2)	—	(0.2)

Income (loss) before income taxes	6.1	3.8	9.9	(31.4)	37.6	6.2
Income taxes	(0.3)	—	(0.3)	(6.0)	5.7	(0.3)

Net income (loss)	$5.8	$3.8	$9.6	$(37.4)	$43.3	$5.9

	Two Quarters Ended			Two Quarters Ended
	December 29, 2006			December 30, 2005
	As Reported	Adjustment	Non-GAAP	As Reported	Adjustment	Non-GAAP
	(In millions)
Revenue from product sales and services	$194.8	$—	$194.8	$173.4	$—	$173.4
Cost of product sales and services (A)	(129.2)	—	(129.2)	(152.8)	34.9	(117.9)

Gross margin	65.6	—	65.6	20.6	34.9	55.5
Engineering, selling and administrative expenses (B)	(50.7)	2.4	(48.3)	(43.0)	1.5	(41.5)
Corporate allocations expense (C)	(3.4)	3.4	—	(3.2)	3.2	—

Operating income (loss)	11.5	5.8	17.3	(25.6)	39.6	14.0)
Interest income	0.3	—	0.3	0.6	—	0.6
Interest expense	(0.5)	—	(0.5)	(0.4)	—	(0.4)

Income (loss) before income taxes	11.3	5.8	17.1	(25.4)	39.6	14.2
Income taxes	(0.7)	—	(0.7)	(6.3)	5.7	(0.6)

Net income (loss)	$10.6	$5.8	$16.4	$(31.7)	$45.3	$13.6

Table 6
STRATEX NETWORKS, INC.
FY’07 Second Quarter Summary
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statement Of Operations
(Unaudited)

	Quarter Ended			Quarter Ended
	December 31, 2006			December 31, 2005
	As Reported	Adjustment	Non-GAAP	As Reported	Adjustment	Non-GAAP
	(In millions, except for per share data)
Revenue from product sales and services	$70.7	$—	$70.7	$55.5	$—	$55.5
Cost of product sales and services (D)	(47.5)	0.2	(47.3)	(39.3)	—	(39.3)

Gross margin	23.2	0.2	23.4	16.2	—	16.2
Engineering, selling and administrative expenses (E)	(19.0)	3.8	(15.2)	(14.1)	0.3	(13.8)

Operating income	4.2	4.0	8.2	2.1	0.3	2.4
Interest income	1.0	—	1.0	0.3	—	0.3
Interest expense	(0.6)	—	(0.6)	(0.5)	—	(0.5)
Other expense, net	(0.5)	—	(0.5)	(0.5)	—	(0.5)

Income before income taxes	4.1	4.0	8.1	1.4	0.3	1.7
Income taxes	(0.3)	—	(0.3)	(0.6)	—	(0.6)

Net Income	$3.8	$4.0	$7.8	$0.8	$0.3	$1.1

Net income per common share
Basic	$.04	$.04	$.08	$.01	$.00	$.01
Diluted	$.04	$.04	$.08	$.01	$.00	$.01

Basic weighted average shares outstanding	98.1	98.1	98.1	95.9	95.9	95.9
Diluted weighted average shares outstanding	101.3	101.3	101.3	97.9	97.9	97.9

Table 6 (Continued)
STRATEX NETWORKS, INC.
FY’07 Second Quarter Summary
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statement Of Operations
(Unaudited)

	Two Quarters Ended			Two Quarters Ended
	December 31, 2006			December 31, 2005
	As Reported	Adjustment	Non-GAAP	As Reported	Adjustment	Non-GAAP
	(In millions, except for per share data)
Revenue from product sales and services	$138.0	$—	$138.0	$112.1	$—	$112.1
Cost of product sales and services (D)	(94.0)	0.4	(93.6)	(80.7)	0.2	(80.5)

Gross margin	44.0	0.4	44.4	31.4	0.2	31.6
Engineering, selling and administrative expenses (E)	(37.9)	7.7	(30.2)	(30.0)	1.0	(29.0)

Operating income	6.1	8.1	14.2	1.4	1.2	2.6
Interest income	1.7	—	1.7	0.5	—	0.5
Interest expense	(1.2)	—	(1.2)	(1.2)	—	(1.2)
Other expense, net	(0.9)	—	(0.9)	(1.0)	—	(1.0)

Income (loss) before income taxes	5.7	8.1	13.8	(0.3)	1.2	0.9
Income taxes	(0.3)	—	(0.3)	(1.1)	—	(1.1)

Net income (loss)	$5.4	$8.1	$13.5	$(1.4)	$1.2	$(0.2)

Net income (loss) per common share
Basic	$.06	$.08	$.14	$(.01)	$.01	$.00
Diluted	$.05	$.08	$.13	$(.01)	$.01	$.00

Basic weighted average shares outstanding	97.9	97.9	97.9	95.5	95.5	95.5
Diluted weighted average shares outstanding	100.7	100.7	100.7	95.5	95.5	95.5

Table 7
HARRIS STRATEX NETWORKS, INC.
Consisting of the Combination of
The Microwave Communications Division of Harris Corporation and Stratex Networks, Inc.
FY’07 Second Quarter Summary
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Condensed Combined Statement Of Operations
(Unaudited)

	Quarter Ended			Quarter Ended
	December 2006			December 2005
	MCD	Stratex	Combined	MCD	Stratex	Combined
	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP
	(In millions)
Revenue from product sales and services	$101.2	$70.7	$171.9	$88.7	$55.5	$144.2
Cost of product sales and services	(66.4)	(47.3)	(113.7)	(60.0)	(39.3)	(99.3)

Gross margin	34.8	23.4	58.2	28.7	16.2	44.9
Engineering, selling and administrative expenses	(24.8)	(15.2)	(40.0)	(22.8)	(13.8)	(36.6)

Operating income	10.0	8.2	18.2	5.9	2.4	8.3
Interest income	0.2	1.0	1.2	0.5	0.3	0.8
Interest expense	(0.3)	(0.6)	(0.9)	(0.2)	(0.5)	(0.7)
Other expenses, net	—	(0.5)	(0.5)	—	(0.5)	(0.5)

Income before income taxes	9.9	8.1	18.0	6.2	1.7	7.9
Income taxes	(0.3)	(0.3)	(0.6)	(0.3)	(0.6)	(0.9)

Net Income	$9.6	$7.8	$17.4	$5.9	$1.1	$7.0

	Two Quarters Ended			Two Quarters Ended
	December 2006			December 2005
	MCD	Stratex	Combined	MCD	Stratex	Combined
	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP
	(In millions)
Revenue from product sales and services	$194.8	$138.0	$332.8	$173.4	$112.1	$285.5
Cost of product sales and services	(129.2)	(93.6)	(222.8)	(117.9)	(80.5)	(198.4)

Gross margin	65.6	44.4	110.0	55.5	31.6	87.1
Engineering, selling and administrative expenses	(48.3)	(30.2)	(78.5)	(41.5)	(29.0)	(70.5)

Operating income	17.3	14.2	31.5	14.0	2.6	16.6
Interest income	0.3	1.7	2.0	0.6	0.5	1.1
Interest expense	(0.5)	(1.2)	(1.7)	(0.4)	(1.2)	(1.6)
Other expenses, net	—	(0.9)	(0.9)	—	(1.0)	(1.0)

Income before income taxes	17.1	13.8	30.9	14.2	0.9	15.1
Income taxes	(0.7)	(0.3)	(1.0)	(0.6)	(1.1)	(1.7)

Net income (loss)	$16.4	$13.5	$29.9	$13.6	$(0.2)	$13.4

Notes to tables 5 through 7:
Note A – Adjustments to the Microwave Communications Division of Harris Corporation’s cost of product sales and services for the quarter and two quarters ended December 30, 2005 consist of inventory write-downs related to product discontinuances ($34.9 million).
Note B – Adjustments to Microwave Communications Division of Harris Corporation’s engineering, selling and administrative expenses for the quarter ended December 29, 2006 include $1.7 million of costs associated with the integration of the Microwave Communications Division’s previously announced merger transaction with Stratex Networks, Inc. and FAS 123R expense of $0.3 million and $0.7 million for the quarter and two quarters ended December 29, 2006, respectively. Adjustments to engineering, selling and administrative expenses for the quarter and two quarters ended December 30, 2005 include $0.5 million of severance costs associated with product discontinuances in the Microwave Communications Division and FAS 123R expense of $0.5 million and $1.0 million for the quarter and two quarters ended December 30, 2005, respectively.
Note C – Adjustment consists of the reversal of the Corporate allocations expense from Harris Corporation which will not continue after the merger.
Note D – Adjustments to Stratex Networks, Inc. cost of product sales and services for the quarter and two quarters ended December 31, 2006 consist of FAS 123R expense of $0.2 million and $0.4 million, respectively, and APBO No. 25 stock compensation expense for the two quarters ended December 31, 2005 of $0.2 million.
Note E– Adjustments to Stratex Networks, Inc. engineering, selling and administrative expenses for the quarter and two quarters ended December 31, 2006 include FAS 123R expense of $2.1 million and $4.5 million, respectively. Also included are costs associated with the integration of Stratex Networks, Inc. previously announced merger transaction with the Microwave Communications Division of Harris Corporation totaling $1.7 million and $3.2 million for the quarter and two quarters ended December 31, 2006. For the quarter and two quarters ended December 31, 2005, engineering, selling and administrative expenses included $0.3 million and $1.0 million, respectively, of APBO No. 25 stock compensation expense prior to the adoption of FAS 123R.

Table 8
HARRIS STRATEX NETWORKS, INC.
Consisting of the Combination of
The Microwave Communications Division of Harris Corporation and Stratex
Networks, Inc.
FY’07 Two Quarters Ending June 29, 2007
RECONCILIATION OF FORECASTED GAAP REVENUE AND NET INCOME TO FORECASTED NON-GAAP
REVENUE AND NET INCOME
(Unaudited)

	Low End of Range			High End of Range
		Net	Earnings		Net	Earnings
		Income	(Loss)		Income	(Loss)
	Revenue	(Loss)	Per Share	Revenue	(Loss)	Per Share
	(In millions, except per share amounts)
GAAP	$329.0	(20.3)	$(0.34)	$339.0	(15.3)	$(0.26)
Non-GAAP adjustments:
January 2007 results for Stratex not included in GAAP	10.0	(2.4)	(0.04)	10.0	(2.4)	(0.04)
Write-off of in-process research and development acquired from Stratex	—	14.7	0.25	—	14.7	0.25
Separation related costs in operating expenses	—	10.2	0.17	—	9.6	0.16
Amortization of intangible assets due to purchase accounting adjustments	—	9.9	0.17	—	9.4	0.16
Restructuring charges in operating expenses	—	6.0	0.10	—	5.2	0.09
Cost of sales related to inventory purchase accounting adjustments and deferred revenue not allowed in purchase accounting	1.0	4.0	0.07	1.0	4.0	0.07
Share-based compensation expense	—	2.7	0.04	—	2.1	0.03
Integration expenses in operating expenses	—	0.6	0.01	—	0.6	0.01

Non-GAAP	$340.0	$25.4	$0.43	$350.0	$27.9	$0.47

Estimated diluted shares outstanding			59.0			59.0

Table 9
HARRIS STRATEX NETWORKS, INC.
Consisting of
The Microwave Communications Division of Harris Corporation
FY’07 Second Quarter Summary
REVENUE BY SEGMENT INFORMATION
(Unaudited)

	Quarter Ended		Two Quarters Ended
	December 29,	December 30,	December 29,	December 30,
	2006	2005	2006	2005
	(In millions)
Revenue
North America microwave	$58.7	$46.7	$108.6	$92.2
International microwave	37.5	37.6	76.7	72.8
Network operations	5.0	4.4	9.5	8.4

	$101.2	$88.7	$194.8	$173.4

Table 10
STRATEX NETWORKS, INC.
FY’07 Second Quarter Summary
REVENUE BY SEGMENT INFORMATION
(Unaudited)

	Quarter Ended		Two Quarters Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
		(In millions)
Revenue
North America microwave	$4.2	$7.3	$6.9	$13.3
International microwave	66.5	48.2	131.1	98.8
Network operations	—	—	—	—

	$70.7	$55.5	$138.0	$112.1

Table 11
HARRIS STRATEX NETWORKS, INC.
Consisting of the Combination of
The Microwave Communications Division of Harris Corporation and Stratex Networks, Inc.
FY’07 Second Quarter Summary
REVENUE BY SEGMENT INFORMATION
(Unaudited)

	Quarter Ended		Two Quarters Ended
	December	December	December	December
	2006	2005	2006	2005
	(In millions)
Revenue
North America microwave	$62.9	$54.0	$115.5	$105.5
International microwave	104.0	85.8	207.8	171.6
Network operations	5.0	4.4	9.5	8.4

	$171.9	$144.2	$332.8	$285.5